                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   SEEC, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

LOGO
                                                                   June 30, 1997

Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of SEEC, Inc. to be held on Friday, August 8, 1997, at 1:00 p.m., at The Pittsburgh Airport Marriott, 100 Aten Road, in Coraopolis, Pennsylvania.

     The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

     We look forward to seeing you on August 8, 1997.

                                        Sincerely,

                                        /s/ Ravindra Koka

                                        Ravindra Koka
                                        President and
                                        Chief Executive Officer


       SEEC, Inc. o 5001 Baum Blvd. o Pittsburgh, PA 15213 o 412-682-4991
                     o Fax 412-682-4958 o WEB: www.seec.com

                                   SEEC, INC.
                              5001 BAUM BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15213

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, AUGUST 8, 1997

                            ------------------------

     The Annual Meeting of Shareholders (the "Annual Meeting") of SEEC, Inc., a Pennsylvania corporation (the "Company"), will be held on Friday, August 8, 1997, at 1:00 p.m., local time, at The Pittsburgh Airport Marriott, 100 Aten Road, Coraopolis, Pennsylvania, for the following purposes:

          1. To elect two Class I directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To approve the SEEC, Inc. 1997 Stock Option Plan.

          3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponement thereof.

     The Board of Directors has fixed the close of business on June 27, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder, for any purpose germane to the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                               By Order of the Board of
                                               Directors,

                                               JOHN D. GODFREY
                                               Vice President and Secretary
Pittsburgh, Pennsylvania
June 30, 1997

               YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES
                         YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                   SEEC, INC.

                              5001 BAUM BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15213

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SEEC, Inc., a Pennsylvania corporation (the "Company" or "SEEC"), for use at the Company's 1997 Annual Meeting of Shareholders, together with any and all adjournments and postponements thereof (the "Annual Meeting"), to be held on Friday, August 8, 1997, at 1:00 p.m., local time, at The Pittsburgh Airport Marriott, 100 Aten Road, Coraopolis, Pennsylvania 15108, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, are first being sent to shareholders on or about June 30, 1997.

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

     The Board has fixed the close of business on June 27, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 5,003,096 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

     Shares can be voted at the Annual Meeting only if the shareholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

     The Board knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any shareholder may revoke his or her proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

QUORUM; VOTES REQUIRED

     The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

     Under applicable Pennsylvania law, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, and in accordance with the Company's Amended and Restated By-Laws, the two nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

     The proposal to ratify the Company's 1997 Stock Option Plan requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions will be counted as shares present at the Annual Meeting and will thus increase the minimum number of affirmative votes necessary to approve this proposal. Because they will not be recorded as votes in favor of such proposals, however, abstentions will have the effect of votes against such proposals. Broker non-votes with respect to these proposals will be treated as shares not capable of being voted on these proposals; accordingly, broker non-votes will have no effect either on the minimum number of affirmative votes necessary to approve such proposal or on the outcome of voting on such proposal.

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of six persons.

     The members of the Board are divided into three classes, designated Class I, Class II, and Class III. Each class is to consist, as nearly as may be possible, of one-third of the total number of members of the Board. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 1998 and 1999 Annual Meetings of Shareholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Shareholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he is elected and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his predecessor.

     The two incumbent Class I directors are nominees for election this year for a three-year term expiring at the 2000 Annual Meeting of Shareholders. In the election, the two persons who receive the highest number of votes actually cast are elected. The proxies named in the proxy card intend to vote for the election of the two Class I nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxies may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     Set forth below is certain information with regard to the two nominees for election as Class I directors and each continuing Class II and Class III director.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS

         NAME AND AGE                       PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------------------------   ------------------------------------------------------------
Abraham Ostrovsky.............   Mr. Ostrovsky has been a director of SEEC since January
Age 53                           1997. Mr. Ostrovsky has been Chairman and Chief Executive
                                 Officer of Compressent, Inc. since February 1996. Mr.
                                 Ostrovsky is also Chairman of JetForm Corporation, a
                                 provider of forms-based workflow automation software, a
                                 position he has held since 1993. He joined JetForm in 1991 as Chief Operating Officer and was Chief Executive Officer
                                 from 1991 to 1995. Prior to joining JetForm, Mr. Ostrovsky was concurrently the Senior Vice President of Erskine House
                                 PLC, an office equipment dealership, and the Chairman of
                                 Savin Florida, a subsidiary of Erskine House, from 1988 to
                                 1990.

Stanley A. Young..............   Mr. Young has been a director of SEEC since it was founded
Age 70                           in 1988. Mr. Young has been active as a consultant and
                                 venture capital investor for the past twenty-five years and is Chairman, President and Chief Executive Officer of Young
                                 Management Group, Inc., a management and financial
                                 consulting firm. Mr. Young is a director of JetForm
                                 Corporation, Andyne Computer, Inc. and Compressent, Inc. Mr.
                                 Young was formerly a director and seed investor in
                                 Parametric Technology Corporation.

                   DIRECTORS CONTINUING AS CLASS II DIRECTORS

         NAME AND AGE                       PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------------------------   ------------------------------------------------------------
Radha R. Basu.................   Ms Basu was elected a director of SEEC in August 1996. Ms
Age 46                           Basu is the General Manager of Hewlett Packard Company's
                                 Enterprise Solutions Organization, a position she has held since November 1996. Ms Basu has held various positions
                                 since joining Hewlett Packard in 1978, including General
                                 Manager of International Software Operations from 1990 to
                                 1996, and Operations Manager for the India Software
                                 Operation, where she was responsible for starting up Hewlett
                                 Packard Company's operations in India.

John D. Godfrey...............   Mr. Godfrey has been Vice President--Professional Services,
Age 47                           and Secretary of SEEC since 1989, and was elected a director of SEEC in March 1996. Prior to joining SEEC, Mr. Godfrey
                                 served in various management positions at Cimflex
                                 Teknowledge Corp., was director of engineering for American
                                 AutoMatrix, Inc. and PERQ Systems Corp. and served as a
                                 manager of graphic information systems for Mellon Bank, N.A.

                  DIRECTORS CONTINUING AS CLASS III DIRECTORS

         NAME AND AGE                       PRINCIPAL OCCUPATION AND DIRECTORSHIP
------------------------------   ------------------------------------------------------------
Ravindra Koka.................   Mr. Koka is a co-founder of SEEC and has been President and
Age 46                           Chief Executive Officer and a director of SEEC since its
                                 inception in 1988. Mr. Koka is a founding shareholder and
                                 director of ERA Software Systems Private Limited ("ERA"), a software consulting firm based in India and a shareholder of
                                 SEEC, and a founding shareholder and director of ACS
                                 Technologies Limited, an Indian company engaged in providing computer hardware maintenance and service. Prior to founding
                                 SEEC, Mr. Koka was a program analyst with System Development
                                 Corp., a senior systems analyst and mainframe application
                                 developer for Roan Consolidated Mines, and a visiting
                                 scientist and Adjunct Associate Professor at Carnegie Mellon
                                 University's Department of Computer Science.

Raj Reddy, Ph.D...............   Dr. Reddy is a co-founder of the Company and has served as a
Age 59                           director since the Company's inception in 1988. He serves as a consultant in a scientific or engineering capacity from
                                 time to time on projects for the Company, and has served as
                                 Chairman of the Board since February 1988. Dr. Reddy is Dean of the School of Computer Science and the Herbert A. Simon
                                 University Professor of Computer Science and Robotics at
                                 Carnegie Mellon University. He joined Carnegie Mellon's
                                 Department of Computer Science in September 1969 and served as Director of the Robotics Institute from September 1979 to
                                 September 1992. Dr. Reddy is Chairman of the Board of
                                 Directors of Carnegie Group, Inc., a member of the Board of
                                 Directors of Telxon Corporation and a member of the
                                 Technical Advisory Board of Microsoft Corporation.

BOARD OF DIRECTORS AND COMMITTEES

     The Board met seven times during the year ended March 31, 1997. The Board has an Audit Committee and a Compensation Committee, both of which were formed in anticipation of the Company's initial public offering. The Board does not have a standing Nominating Committee.

     The Audit Committee is also responsible, to the extent provided in the authorizing Board resolutions, for making an annual recommendation, based on a review of qualifications, to the Board for the appointment of independent public accountants to audit the financial statements of SEEC and to perform such other duties as the Board may from time to time prescribe. The Audit Committee will also be responsible for reviewing and making recommendations to the Board with respect to (i) the scope of audits conducted by SEEC's independent public accountants and (ii) the accounting methods and the system of internal control used by SEEC. In addition, the Audit Committee will review reports from SEEC's independent public accountants concerning compliance by management with governmental laws and regulations and with SEEC's policies relating to ethics, conflicts of interest and disbursements of funds. The members of the Audit Committee are Mr. Ostrovsky and Mr. Young. The Audit Committee did not meet prior to March 31, 1997.

     The Compensation Committee is responsible for administering the Company's Stock Option Plans, to the extent provided in the authorizing Board resolutions for such plans, and for reviewing and making recommendations to the Board with respect to the salaries, bonuses and other compensation of executive officers, including the terms and conditions of their employment, and other compensation matters. The members of the Compensation Committee are Dr. Reddy and Ms Basu. The Compensation Committee did not meet during fiscal 1997.

     No director attended fewer than 75% of the total number of meetings of the Board during the fiscal year ended March 31, 1997.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth certain information regarding the executive officers of the Company.

             NAME                 AGE                           POSITION
-------------------------------   ---    ------------------------------------------------------
Ravindra Koka..................          President, Chief Executive Officer, Treasurer and
                                  46     Director
John D. Godfrey................          Vice President--Professional Services, Secretary and
                                  48     Director
Richard J. Goldbach............   41     Chief Financial Officer
Allen D. Gart..................   56     Vice President--Americas Sales

     Additional information regarding Messrs. Koka and Godfrey is set forth above under "Election of Directors."

     Richard J. Goldbach joined SEEC in October 1996 as Chief Financial Officer. Mr. Goldbach had previously served as Finance Director for ADVO, Inc., a direct mail marketing company, from May 1991 to September 1996, and as Chief Financial Officer and Treasurer of Scribe Systems, Inc., a computer software publishing company, from January 1986 to December 1990. Prior to that time, Mr. Goldbach was a senior manager in the audit department of Arthur Andersen LLP. He is a certified public accountant.

     Allen D. Gart joined SEEC in January 1997 as Vice President--Americas Sales. Prior to joining SEEC, Mr. Gart served in a number of senior sales management positions with computer software and hardware companies. Most recently, Mr. Gart served as Vice President for Essence Systems, Inc., from January 1996 through December 1996. Prior to that, Mr. Gart was Director of National Accounts for Legent Corporation from January 1993 to December 1995. Mr. Gart served as Vice President--North American Sales for Resumix (Ceridian Corporation) from April 1991 to December 1993 and Senior Vice President for Computer Associates (Cullinet) from November 1982 through March 1991. Mr. Gart has also served in various sales management positions with IBM and AMDAHL Corporation.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth information regarding compensation paid to Ravindra Koka, the Company's President and Chief Executive Officer, for the years ended March 31, 1997, 1996, and 1995. No other Executive Officers received total compensation in excess of $100,000 for the fiscal years ended March 31, 1997, 1996 or 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                    ANNUAL
                                                                                 COMPENSATION
                    NAME AND PRINCIPAL POSITION                  FISCAL YEAR        SALARY
      --------------------------------------------------------   -----------     ------------
      Ravindra Koka...........................................       1997          $100,409
      President and Chief Executive Officer                          1996            86,980
                                                                     1995            86,800

STOCK OPTIONS

     The Company currently maintains the SEEC, Inc. 1994 Stock Option Plan (the "1994 Plan") under which stock option awards may be made to eligible employees of the Company. The number of shares authorized to be issued under the 1994 Plan may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of March 31, 1997, there were 157,770 options granted and outstanding under the 1994 Plan. No stock options were granted to Mr. Koka during the fiscal year ended March 31, 1997.

     The following table sets forth certain information with respect to the value of options held by Ravindra Koka, the President and Chief Executive Officer, on March 31, 1997. Mr. Koka did not exercise any options to purchase common stock during the fiscal year ended March 31, 1997.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                                    OPTIONS                   IN-THE-MONEY OPTIONS AT
                                            HELD AT FISCAL YEAR-END             FISCAL YEAR-END (1)
                                          ----------------------------      ----------------------------
                   NAME                   EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
    -----------------------------------   -----------    -------------      -----------    -------------
    Ravindra Koka......................       5,431            --             $41,493           $--

---------

(1) Represents the difference between the closing price per share of Common Stock as reported on the Nasdaq Market on March 31, 1997 ($8.13) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     Effective October 1, 1996, SEEC entered into a two-year employment agreement with Ravindra Koka pursuant to which he agreed to serve as SEEC's President and Chief Executive Officer at a base annual salary of $98,000, which increased to $107,800 upon the closing of SEEC's initial public offering in January 1997. The agreement renews automatically at the end of the initial two year term and each renewal term for a one year period unless either party gives 30 days notice of intent not to renew. The agreement is terminable by SEEC immediately for cause. The agreement prohibits Mr. Koka from directly or indirectly selling products that compete with SEEC's products for two years following termination under specified circumstances of his employment with SEEC, and from improperly disclosing or using SEEC's proprietary information. Mr. Koka's employment agreement also includes the provisions relating to severance described below. SEEC has also entered into employment agreements with Messrs. Godfrey, Goldbach, and Gart.

     The employment agreements with each of Messrs. Koka, Godfrey, and Goldbach provide that if, on or after the date of a "Change in Control" (as defined in the employment agreements), SEEC, for any reason, terminates the employee's employment or the employee resigns "for good reason" (as defined in the employment agreements), then SEEC shall pay to the employee within five days following the date of termination or date of resignation: (i) the employee's salary and benefits through the termination date or resignation date, both as in effect on the date prior to the date of the Change in Control, and (ii) the amount of any bonus payable to the employee for the year in which the Change in Control occurred, pro-rated to take into account the number of days that have elapsed in such year prior to the termination date or resignation date. In addition, during a specified period following the termination or resignation date, SEEC shall continue to pay to the employee his annual salary, as in effect on the day prior to the date of the Change in Control on the dates when such salary would have been payable had the employee remained employed by SEEC and shall continue to provide to the employee during such specified period, at no cost to the employee, the benefits the employee was receiving on the day prior to the date of the Change in Control, or benefits substantially similar thereto. The specified period is twelve months for Mr. Koka and nine months for Messrs. Godfrey and Goldbach.

     The employment agreement with Mr. Gart is essentially the same as those described above, except that for a twelve-month period following the termination or resignation date, or until the starting date of Mr. Gart's employment or consulting arrangement with a new company, SEEC shall continue to pay Mr. Gart at an annualized rate of 50% of total target compensation, or at an annualized rate of 75% of total target compensation in the event of a Change in Control. Total target compensation consists of base salary, commissions and bonus.

COMPENSATION OF DIRECTORS

     SEEC pays its non-employee directors $2,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone. Directors who are employees do not receive any compensation for services performed in their capacity as directors. SEEC reimburses each director for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its committees.

     In connection with their agreeing to serve on the Board of Directors, on September 30, 1996, SEEC granted to each of Radha R. Basu and Abraham Ostrovsky ten-year options to purchase 4,526 shares of Common Stock at $3.62 per share. The options vest 50% each on August 31, 1997 and August 31, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board consists of Dr. Reddy and Ms Basu. The Compensation Committee is empowered to recommend to the Board compensation decisions for the Company's executive officers.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee determines compensation for the Company's executive officers. As of March 31, 1997 the executive officer group included Ravindra Koka, President and Chief Executive Officer; John D. Godfrey, Vice President--Professional Services and Secretary; Richard J. Goldbach, Chief Financial Officer; and Allen D. Gart, Vice President--Americas Sales.

GENERAL COMPENSATION PHILOSOPHY

     The Company's compensation philosophy is that a significant portion of an executive's income should be based upon financial performance of the Company. In addition, compensation should reflect not only short-term performance but should also provide long-term incentives designed to tie the executive's economic return to the return of the Company's shareholders. Finally, the Committee believes that as a technology-based company, the Company must encourage and reward development of new technologies that contribute to the Company's growth.

1997 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

     The salaries of the executive officers for fiscal 1997, including the President and Chief Executive Officer, were determined by Mr. Koka after informal discussions with Mr. Reddy and Ms. Basu. Mr. Koka's determinations were based upon various subjective factors such as the responsibilities, positions and qualifications of the executives, the Company's current financial position and operating results, and salaries paid to executives in comparable companies. In making such determinations, Mr. Koka did not undertake a formal survey or analysis of compensation paid to executives in other companies.

     Subsequent to March 31, 1997, the Compensation Committee met formally to consider compensation plans for the executive officers for the fiscal year ending March 31, 1998. Such plans will incorporate the general compensation philosophy described above.

INTERNAL REVENUE CODE SECTION 162(M)

     The Committee reviewed the potential consequences of Section 162(m) of the Internal Revenue Code with respect to executive compensation. Section 162(m) imposes a limit on tax deductions for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers. The Company does not anticipate that Section 162(m) will have an adverse effect on the Company in the short-term. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. In addition, the SEEC, Inc. 1997 Stock Option Plan has been designed to qualify potential benefits under that plan as "performance based" compensation which may be excluded from the compensation used to determine the $1,000,000 limitation. Over the longer term, the Committee will continue to examine the effects of this tax provision and will monitor the level of compensation paid to the executive officers in order to ameliorate, to the extent possible, the potential adverse effects of Section 162(m).

          DR. RAJ REDDY                                  RADHA R. BASU

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE JANUARY 22, 1997

     The following graph shows the cumulative total shareholder return on the Common Stock from January 22, 1997 (the first day of trading of the Company's Common Stock upon its initial public offering) through March 31, 1997, as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on January 22, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                                              Nasdaq Computer
                                                                                 and Data
                                                          Nasdaq National       Processing
        Measurement Period                               Market Composite     Services Stock
      (Fiscal Year Covered)             SEEC, Inc..            Index               Index
Jan. 22, 1997                                   100.00              100.00              100.00
Mar. 31, 1997                                   112.07               87.96               84.25

                              CERTAIN TRANSACTIONS

     The following is a summary of certain transactions to which SEEC was or is a party and in which certain executive officers, directors or shareholders of SEEC had or have a direct or indirect material interest, all of which were made on terms no less favorable to the Company than those available from unaffiliated parties.

ERA RELATIONSHIP

     SEEC has certain relationships and has engaged in certain transactions with ERA, an Indian software development company. SEEC owns approximately 9%, Ravindra Koka, the President and C.E.O., a director and a principal shareholder of SEEC, approximately 14% and Shankar Krish, an employee of SEEC, approximately 8% of the outstanding capital stock of ERA. Mr. Koka and Mr. Krish are also directors of ERA. In addition, ERA owns 226,305 shares of Common Stock of SEEC.

     Since SEEC's inception in 1988, ERA has provided certain research and development services to SEEC. SEEC's initial development of its COBOL maintenance products was funded in part by a grant from the Industrial Credit and Investment Corporation of India, Ltd. ("ICICI") pursuant to a Cooperation and Project Financing Agreement among ICICI, SEEC and ERA. The Cooperation and Project Financing Agreement provided that SEEC and ERA would each have an ownership interest in all products developed with funds provided thereunder.

     In March 1996, SEEC and ERA entered into the Product Purchase Agreement, pursuant to which ERA transferred to SEEC its 35% ownership interest in jointly-owned products and technologies, including

COBOL Analyst, COBOL Slicer, Object Designer, Date Analyzer and related derivative and add-on products, all products developed pursuant to the Cooperation and Project Financing Agreement. In consideration of ERA's transfer of its ownership interest in the products and technology, SEEC issued 226,305 shares of Common Stock to ERA. The transaction was assigned a nominal value of $2,263 (the par value of the shares issued). The assigned value reflects the predecessor basis of ERA in the products, consistent with the Company's accounting policy of expensing all research and development costs.

     ERA also agreed to assist SEEC in developing new products and technologies. Pursuant to the Product Purchase Agreement, ERA has the non-exclusive right to perform design and development work with respect to SEEC's products pursuant to specified development schedules. In addition, ERA has agreed to maintain in India the necessary infrastructure and personnel to support such design and development work. ERA has also agreed to transfer to SEEC the necessary manpower for product support and to maintain a team of personnel in India for maintenance of SEEC's products.

     In consideration of ERA's developmental obligations under the Product Purchase Agreement, SEEC agreed to pay ERA certain research and development fees. Through December 31, 1996, SEEC was obligated to pay ERA a research and development fee equal to 10% of its gross receipts from the products so developed by ERA prior to the date of the Product Purchase Agreement, but not less than $12,000 per quarter, and thereafter on mutually agreed terms. SEEC also agreed to pay to ICICI on behalf of ERA 5% of its gross receipts from products and services derived from COBOL redevelopment, and from all database reengineering and reverse engineering products and services. As of March 31, 1997, the balance of the maximum royalty payable to ICICI on behalf of ERA was $90,000. In addition, during the first three years of the Product Purchase Agreement, SEEC had agreed to pay ERA a maintenance fee at a flat rate of $5,000 per month, and, in the next three years, $6,000 per month as long as the Product Purchase Agreement remained in effect. Effective January 1, 1997, the Company and ERA agreed to amend the Product Purchase Agreement to eliminate the research and development fee (royalty) and the monthly maintenance fee described above. Concurrently, the Company and ERA agreed to a schedule of research and development projects to be performed by ERA at specified rates for the benefit of the Company. The total estimated cost of the projects pursuant to the initial schedule is $92,000. Other projects may be added as identified and agreed to by the Company and ERA. Also effective January 1, 1997, SEEC and ERA each has the right to terminate the Product Purchase Agreement upon certain events of default, upon the change of control of the other party or upon 12 months notice. SEEC incurred a total of $87,000, $79,000 and $166,000 in royalties and fees due to ERA during fiscal 1995, 1996 and 1997.

     Pursuant to the Product Purchase Agreement, upon a change of control of ERA, SEEC has the right to repurchase some or all of the shares of Common Stock owned by ERA. SEEC also has the right to purchase ERA's research and development facilities upon the occurrence of certain events including a change of control of ERA, a termination of the Product Purchase Agreement by ERA upon 12 months notice, certain defaults by ERA, or an initial public offering by ERA. In the event SEEC does not purchase ERA's facilities, ERA has agreed to maintain those facilities at a minimum of the same size and quality as prior to the change of control. In the event of a change of control of SEEC, ERA has the right to request a renegotiation of any or all of the research and development provisions of the Product Purchase Agreement.

     Pursuant to a Marketing Agreement dated March 1, 1996, SEEC granted ERA the non-exclusive right to distribute SEEC's products in India only. Under such agreement, ERA pays SEEC a royalty of 50% (40% during the first six months of the agreement) of SEEC's suggested international list price for all products distributed by ERA. During fiscal 1996 and 1997, ERA paid $11,500 and $206,000, respectively, in royalties to SEEC. The agreement is for a term of three years. SEEC may terminate the agreement (i) for cause; (ii) at any time after the first 12 months by paying ERA an amount equal to 150% of ERA's gross revenues for the previous 12 months from sales of SEEC's products; (iii) at any time after the first 18 months upon failure of the parties to agree upon minimum sales by ERA or upon a business plan for ERA's marketing of the products; or (iv) upon failure of ERA to achieve the agreed upon minimum sales of SEEC's products.

     SEEC, ERA and certain of the shareholders of SEEC had entered into a Shareholders Agreement dated March 31, 1996. The agreement prohibited ERA from transferring any of its shares of Common Stock without the prior written consent of SEEC. Further, SEEC and the other parties to the Agreement had the right to purchase the shares of Common Stock held by ERA in the event ERA wished to sell such shares. The Shareholders Agreement terminated upon the consummation of SEEC's initial public offering.

     SEEC anticipates that in the future decisions must be made with respect to various categories of transactions between SEEC and ERA, such as the terms and conditions under which ERA may provide research and development for SEEC, whether SEEC will acquire ERA's research and development facilities and whether SEEC and ERA will enter into a business combination. All future transactions between SEEC and its officers, directors and principal shareholders and their affiliates, including future transactions between SEEC and ERA outside the ordinary course, will be approved by a majority of the Board of Directors, including a majority of the disinterested directors, and will be on terms no less favorable to SEEC than could be obtained from unaffiliated third parties.

STOCK PURCHASES

     In July 1996, Dr. Reddy purchased from SEEC 30,184 shares of Common Stock at a price of $3.31 per share by converting $75,000 in advances, plus accrued interest, made by Dr. Reddy to SEEC from August 1990 to September 1992. The advances were deemed to have accrued interest at a rate of 7% per annum.

     In July 1996, Mr. Koka and Mr. Godfrey purchased from SEEC 31,909 and 20,918 shares of Common Stock, respectively, at a price of $3.31 per share. Mr. Koka and Mr. Godfrey paid for their shares by converting demand notes issued to them by SEEC in March 1992 to evidence deferred salaries owed to them. The demand notes bore interest at a rate of 7% per annum and were in the respective principal amounts of $76,541 and $50,565.

     In July 1996, Stanley Young, a director of SEEC, purchased from SEEC 30,571 shares of Common Stock at a price of $3.31 per share by converting two demand notes issued to him by SEEC in August 1990 and June 1991 in connection with two $25,000 loans by Mr. Young to SEEC, and by converting the principal and accrued interest of a $25,000 10% Subordinated Note purchased by Mr. Young in September 1992.

     In July 1996, Amar Foundation, a shareholder of SEEC, purchased from SEEC 38,888 shares of Common Stock at a price of $3.31 per share by converting a demand note issued by SEEC in June 1991 in connection with a $95,000 loan by Amar Foundation to SEEC. The note bore interest at a rate of 7% per annum.

     In July 1996, Abraham Ostrovsky, who became director of SEEC in January 1997, purchased from SEEC 2,660 shares of Common Stock at a price of $3.31 per share by converting a $6,250 10% Subordinated Note purchased by Mr. Ostrovsky in April 1992.

     In September 1996, Radha R. Basu, a director of SEEC, purchased 4,139 shares of Common Stock at a price of $3.62 per share.

     In September 1996, Shyamala Reddy and Geetha Reddy, each of whom is a daughter of Dr. Reddy, purchased 32,588 and 10,862 shares of Common Stock, respectively, at a price of $3.62 per share.

     In March 1997, Stanley Young and Abraham Ostrovsky purchased from SEEC 33,945 and 2,828 shares of Common Stock, respectively, at a price of $.02 per share, pursuant to the exercise of warrants issued in connection with the demand notes and Subordinated Notes described above for Messrs. Young and Ostrovsky.

REGISTRATION RIGHTS AGREEMENT

     SEEC has entered into a Registration Rights Agreement, dated as of August 15, 1996 (the "Registration Rights Agreement"), with certain holders of its Common Stock. The Registration Rights Agreement provides that each of the parties will have the right, commencing on October 20, 1997 (the date which is 270 days following the date of the Company's initial public offering), to demand registration of some or all of their shares under the Securities Act of 1933 (the "Securities Act") in connection with the offering thereof on a firm commitment underwritten basis, subject to the demand being made by the holders of at least a majority of the securities registerable thereunder. The aggregate number of shares of Common Stock outstanding as to which such demand registration rights may be exercised is 448,450. The Registration Rights Agreement also provides that each of the parties has the right, whenever SEEC proposes to register any of its securities, to require that SEEC include in such registration some or all of each of the parties' shares.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 30, 1997 by each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, by each director and Named Executive Officer of the Company and by all directors and executive officers of the Company as a group (based on 5,003,096 shares of Common Stock outstanding as of such date).

                                                                          SHARES OWNED
                                                                          BENEFICIALLY
                                                                     -----------------------
                       NAME OF BENEFICIAL OWNER                       NUMBER         PERCENT
    --------------------------------------------------------------   ---------       -------
    Ravindra Koka.................................................     524,594(1)      10.5%
    Raj Reddy.....................................................     516,741(2)      10.3%
    Adam D. Young.................................................     456,006(3)       9.1%
    Trainer, Wortham & Company, Inc...............................     390,575(4)       7.8%
    Amar Foundation...............................................     308,191(5)       6.1%
    John D. Godfrey...............................................     230,735(6)       4.6%
    Stanley A. Young..............................................      64,516(7)       1.3%
    Radha R. Basu.................................................       4,139(8)         *
    Abraham Ostrovsky.............................................       5,488(9)         *
    Richard J. Goldbach...........................................       3,503(10)        *
    All directors and executive officers as a group (8) persons...   1,349,716(11)     26.9%

---------

       * Less than 1%

 (1) Includes 5,431 shares of Common Stock issuable upon the exercise of outstanding options and 148,110 shares of Common Stock owned by Ravindra Koka Retained Annuity Trust, of which Mr. Koka is trustee. Does not include 226,305 shares of Common Stock owned by ERA, of which Mr. Koka is a director and stockholder, with respect to which Mr. Koka disclaims any beneficial interest. Mr. Koka's address is in care of SEEC, Inc., 5001 Baum Boulevard, Pittsburgh, Pennsylvania 15213.

 (2) Dr. Reddy's address is in care of SEEC, Inc., 5001 Baum Boulevard, Pittsburgh, Pennsylvania 15213.

 (3) Includes 150,870 shares of Common Stock owned by Adam D. Young Qualified Annuity Trust, of which Mr. Young's wife is trustee. Mr. Young's address is 10 Riverside Drive, Marblehead, Massachusetts 01945.

 (4) Based on information as of March 31, 1997 contained in a Schedule 13F filed by Trainer, Wortham & Company, Inc. with the Securities and Exchange Commission. Trainer, Wortham & Company, Inc's address is 845 Third Avenue, New York, New York, 10022.

 (5) Includes 42,998 shares of Common Stock issuable upon the exercise of outstanding warrants. Amar Foundation's address is 630 Los Trancos Road, Portola Valley, California 94025.

 (6) Includes 4,888 shares of Common Stock issuable upon the exercise of outstanding options and 1,000 shares owned by Mr. Godfrey's spouse. Mr. Godfrey's address is in care of SEEC, Inc., 5001 Baum Boulevard, Pittsburgh, Pennsylvania 15213.

 (7) Mr. Young's address is in care of Young Management Group, Inc., 24 New England Executive Park, Burlington, Massachusetts 01803.

 (8) Ms. Basu's address is in care of Hewlett Packard Company, International Software Operation, 19410 Homestead Road, Mail Stop 43-UR, Cupertino, California 95014-0691.

 (9) Mr. Ostrovsky's address is in care of Compressent, Inc., 2105 Hamilton Avenue, Suite 140, San Jose, California 95125.

(10) Mr. Goldbach's address is in care of SEEC, Inc., 5001 Baum Boulevard, Pittsburgh, Pennsylvania 15213.

(11) Includes 10,319 shares issuable upon the exercise of outstanding options.

               ADOPTION OF THE SEEC, INC. 1997 STOCK OPTION PLAN

     At the Annual Meeting, the Board is submitting the SEEC, Inc. 1997 Stock Option Plan (the "Option Plan") to the shareholders for approval. The Board of Directors recommends a vote FOR the proposal to adopt the Option Plan. A copy of the Option Plan in the form proposed to be considered by the shareholders is set forth in Appendix A to this Proxy Statement.

     Set forth below is a description of the material features of and other information relating to the Option Plan.

     General Information. The Board adopted the Option Plan on June 6, 1997. The Option Plan permits the Company to grant to participants incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, (that is to say, stock options not meeting the requirements of Section 422), stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). The term "option" as used in this Proxy Statement without further qualification means any of the foregoing.

     The Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has neither determined the number of options to be awarded in fiscal year 1998 nor the identity of the recipients.

     Shares Available for Issuance. Options to purchase up to 650,000 shares of Common Stock may be granted under the Option Plan. It is the intent of the Board and the Compensation Committee that the 650,000 share amount will be sufficient to cover option grants for a period of three years.

     Persons Who May Participate in the Option Plan. Those eligible for participation in the Option Plan are key employees of the Company and its subsidiaries, including directors and officers of the Company who are employees who share the responsibility for the management, growth or protection of the business of the Company or any subsidiary.

     Purchase of Securities Pursuant to the Option Plan; Payment for Securities Offered. The purchase price at which an option may be exercised ("exercise price") will be determined by the Committee at the time the option is granted. In no event, however, will the exercise price be less than the "fair market value" of the Common Stock, defined in the Option Plan as the average of the "bid" and "ask" price per share of Common Stock as quoted in a publication chosen by the Committee on the business day immediately prior to the date as of which fair market value is to be determined. In addition, the exercise price of an incentive stock option granted to an optionee who owns more than 10% of the combined voting power of all classes of the Company's outstanding stock must be at least 110% of the fair market value of the Common Stock on the date of grant.

     An optionee may exercise an option by giving written notice to the Company and by paying the exercise price in cash, or by surrendering other shares of Common Stock with a market value equal to the exercise price.

     All securities to be issued upon exercise of options granted under the Option Plan will be issued by the Company out of its authorized, unissued stock or out of repurchased shares held by the Company, or partly each. Such repurchased shares held by the Company may have been purchased by the Company on the open market or in private transactions from time to time.

     SARs. The Option Plan provides that SARs may be granted in connection with either incentive stock options (at the time such stock option is granted) or non-statutory stock options (at the time such stock option is granted or at any time thereafter during the option term). SARs are exercisable only to the extent the related stock option is exercisable and only by the same person or persons entitled to exercise the related stock option.

     Each SAR entitles the holder to surrender the related stock option, or any portion thereof, in exchange for that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value per share of Common Stock on the date of exercise over the option exercise price per share, multiplied by the number of shares covered by the stock option or portion thereof being surrendered. However, the Committee, in its discretion, may determine that the obligation of the Company with respect to a SAR be paid in cash or part in cash and part in shares (subject to certain limitations in the case of persons subject to Section 16 of the Exchange Act at the time of exercise).

     LSARs. The Option Plan provides for the grant, in the discretion of the Committee, of LSARs in connection with all or part of an incentive stock option at the time of the grant of such option, or in connection with a non-statutory option at the time such option is granted or at any time thereafter during the term of such option.

     Each LSAR entitles the holder of the related stock, upon exercise of the LSAR, to surrender the stock option and any related SAR, to the extent unexercised, and receive an amount of cash, in respect of each share of Common Stock subject to such stock option (or the portion thereof surrendered), equal to the excess of the fair market value per share of the Common Stock over the exercise price of such stock option. LSARs shall be exercisable for a period of 60 days following the occurrence of certain events specified in the Option Plan relating to a change in control or possible change in control of the Company. No LSAR may be exercised until the holder has completed at least six months of continuous service with the Company or a subsidiary immediately following the date of grant of the LSAR.

     Resale Restrictions. A participant who is granted an option under the Option Plan may not transfer the option other than by will or by the laws of descent and distribution. No person other than the participant to whom an option is granted may exercise such option during such participant's lifetime.

     Termination; Amendment. The Option Plan terminates on June 6, 2007, subject to earlier termination by the Board. The Board has the authority to amend or terminate the Option Plan, provided that such amendment or termination does not adversely affect any outstanding option, SAR or LSAR unless the holder of such option has consented in writing thereto. In addition, no such amendment of the Option Plan shall, without prior shareholder approval, (a) increase the number of shares which may be issued or delivered under the Option Plan, or (b) make any changes in the class of eligible employees.

     Exercise of Options Under Certain Events. The Option Plan provides that in the event a participant's employment with the Company is voluntarily terminated with the Company's consent or as a result of retirement under a retirement plan of the Company, the participant will have three months to exercise any vested incentive stock options. If a participant's employment terminates as a result of retirement under a retirement plan of the Company, however, the participant will have twelve months to exercise any non-statutory stock options, whether or not vested at the time of termination. If a participant's employment with the Company is voluntarily terminated with the Company's consent, the participant will have twelve months to exercise any vested nonstatutory stock options. In the case of termination of employment arising from disability or death, the participant or the participant's estate or beneficiary, as the case may be, will have twelve months to exercise any stock options outstanding, whether or not vested at the time of termination. The ability of the participant to exercise options in each case described above is subject to any earlier expiration date of such options.

     In addition, each option granted under the Option Plan shall become exercisable in full upon certain events relating to a change in control or possible change in control of the Company, whether or not such option is then exercisable under the stock option agreement relating to such option.

     Forfeitures and Penalties; Liens. Options issued under the Option Plan will cease to become exercisable upon the termination of the participant's employment by the Company for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary, voluntary termination while disabled with the consent of the Company, or death. In addition, all options granted under the Option Plan expire on the tenth anniversary of the date of the grant (except that any incentive stock option granted to a holder of more than 10% of the combined voting power of all classes of the Company's outstanding stock expires on the fifth anniversary of the date of the grant), and no options may be granted after June 6, 2007.

     Income Tax Consequences of Plan Participation. Set forth below is a brief description of certain aspects of the Federal income tax consequences of the grant and exercise of options under the Option Plan and any subsequent disposition of stock acquired thereby (based upon provisions of the Code and the Treasury regulations promulgated thereunder).

          Non-Statutory Stock Options. A participant who is granted a non-statutory stock option will not realize taxable income at the time such option is granted or when it vests. In general, a participant will be subject to tax at ordinary income rates (see "Rate Structure" below) in the year of exercise on the excess of the fair market value of the shares underlying the option on the date of exercise over the option exercise price (the "spread"). Because the spread is compensation income for federal income tax purposes, income tax withholding requirements apply upon exercise, and the Corporation will receive a corresponding deduction. The participant's basis in the shares so acquired will be equal to the fair market value thereof on the exercise date (i.e., the option exercise price plus the spread upon which the participant is taxed). Upon subsequent disposition of such shares, the participant will realize long-term capital gain or loss if he has held the shares for more than one year since the option was exercised; otherwise, such capital gain or loss will be short-term.

          Incentive Stock Options. A participant is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition depend upon the participant's employee status at certain determination points and on whether the participant meets certain holding period requirements.

          (a) If the participant was an employee of the Company or any of its subsidiaries at all times during the period beginning on the date on which the option was granted and continuing to the date which is three months (12 months in the case of disability or death) before the option is exercised (the "employment rule"), and if the participant (other than a participant who dies and his or her heirs) holds the shares of stock acquired upon exercise of the option until the later of two years after the option grant date or one year after the exercise date (the "holding period rule"), then, for regular tax purposes, the participant will not realize income upon exercise or vesting of the option and the Company will not be allowed an income tax deduction at any time. For purposes of the alternative minimum tax ("AMT"), the spread (as defined above) will be recognized as an item of adjustment for the year of exercise. The difference between the option exercise price and the amount realized upon disposition of the shares by the participant will constitute a long-term capital gain or loss if the participant has held the shares for more than one year since the option was exercised; otherwise, such capital gain or loss will be short-term.

          (b) If the participant meets the employment rule but fails to observe the holding period rule, (i) the spread (as of the option exercise date or any later date as might apply under the rules discussed above with respect to non-statutory stock options), but not more than the gain realized, will be treated as ordinary income, (ii) the balance of gain (if any), or the amount of any loss, will be treated as capital gain or loss (long-term or short-term depending on the length of time the stock was held after the option was exercised), (iii) any item of adjustment for AMT purposes will be eliminated, and (iv) the Company will be entitled to a deduction equal to the amount of ordinary income upon which the participant is taxed.

          (c) If a participant exercises an incentive stock option but does not meet the employment rule, the option will be treated as a non-statutory stock option, the federal income tax treatment of which is described above.

          SARs and LSARs. A participant is not taxed upon the grant of SARs or LSARs. Upon exercise of such rights, he or she will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Company will be entitled to a corresponding deduction. The participant's basis in any shares acquired through the exercise of SARs and LSARs will be equal to the amount of ordinary income on which he or she was taxed, and upon subsequent disposition, any gain or loss will be a capital gain or loss (long-term or short-term depending on the length of time the shares were held).

          Rate Structure. Except where the special holding period rules for incentive stock options apply, a capital gain or loss is long-term or short-term depending upon whether the stock has been held for more than one year. For individuals under the present rate structure provided by the Code, both ordinary income and short-term capital gain are taxed at a maximum rate of 39.6%, and long-term capital gain is taxed at a maximum rate of 28%. Pending legislation, if enacted, would reduce the long-term capital gains rate below 28%.

     Interest of Nominees in Option Plan. Neither of the persons nominated for election to the Board of Directors at the 1997 Annual Meeting is presently eligible to receive grants of options under the Option Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Securities and Exchange Commission (the "Commission"), within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

     For the fiscal year ended March 31, 1997 certain officers and directors of the Company had not filed the required Section 16(a) Form 4 or Form 5 on a timely basis to report changes in beneficial ownership of Common Stock. The transactions in question were: (a) the purchase of 3,503 shares by Mr. Goldbach, Chief Financial Officer, and 1000 shares by the spouse of Mr. Godfrey, Vice President--Professional Services, Secretary and Director, both at $7.25 per share through the initial public offering on January 22, 1997, and (b) the purchase of 33,945 and 2,828 shares by Messrs. Young and Ostrovsky, respectively, both of whom are Directors, at a price of $.02 per share pursuant to the exercise of warrants on March 25, 1997. The required forms to report these transactions were filed in June 1997 with the Securities and Exchange Commission.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting, shareholder proposals must be received by the Company no later than March 2, 1998 and must otherwise comply with the requirements of Rule 14a-8.

                                    AUDITORS

     The Company engaged BDO Seidman, LLP, independent certified public accountants, as auditors for the fiscal year ended March 31, 1997. A Representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and respond to appropriate questions.

                                   FORM 10-K

     SHAREHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: INVESTOR RELATIONS, SEEC, INC., 5001 BAUM BOULEVARD, PITTSBURGH, PENNSYLVANIA 15213.

                             ADDITIONAL INFORMATION

     The Company knows of no other matters which will be presented to shareholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by shareholders, it is the intention of those named in the accompanying Proxy to vote such Proxy in accordance with their judgement upon such matters.

                                               By Order of the Board of
                                               Directors,

                                               JOHN D. GODFREY
                                               Vice President and Secretary

                                                                      APPENDIX A

                                   SEEC, INC.

                             1997 STOCK OPTION PLAN

     The purposes of the 1997 Stock Option Plan (the "Plan") are to encourage eligible employees of SEEC, INC. (the "Corporation") and its Subsidiaries, including directors and officers of the Corporation who are employees, to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of the Corporation or one of its Subsidiaries. For purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee").

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Corporation or any Subsidiary who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) as described herein and to determine the employees to whom stock options (with or without stock appreciation rights) shall be granted and the number of shares to be covered by each stock option. In determining the eligibility of any employee, as well as in determining the number of shares covered by each stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued or delivered and as to which stock options may be granted under the Plan is 650,000 shares of Common Stock. All such shares are subject to adjustment and substitution as set forth in Section 6.

     If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan, except that to the extent that stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued or delivered upon exercise of such stock appreciation rights.

     The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

                                   SECTION 4

                            GRANT OF STOCK OPTIONS,
                         STOCK APPRECIATION RIGHTS, AND
                       LIMITED STOCK APPRECIATION RIGHTS

     The Committee shall have authority, in its discretion, to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), to grant "non-statutory stock options" (stock options which do not qualify under such Section 422 of the Code) or to grant both types of stock options (but not in tandem). The Committee also shall have the authority, in its discretion, to grant stock appreciation rights in conjunction with incentive stock options or non-statutory stock options with the effect provided in Section 5(D). Stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time such incentive stock option is granted. Stock appreciation rights granted in conjunction with a non-statutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. The Committee shall also have the authority, in its discretion, to grant limited stock appreciation rights in accordance with the provisions of, and subject to the terms and conditions set forth in, Section 8.

     No employee shall be granted a stock option or stock options under the Plan (disregarding canceled, terminated or expired stock options) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares which may be issued or delivered under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 6 with respect to shares which have not been issued or delivered under the Plan upon the exercise of stock options shall also be made with respect to shares already issued or delivered under the Plan upon the exercise of stock options and with respect to shares which would have been issued or delivered under the Plan but for the exercise of stock appreciation rights in lieu of the exercise of stock options prior to such adjustment or substitution.

                                   SECTION 5

                   TERMS AND CONDITIONS OF STOCK OPTIONS AND
                           STOCK APPRECIATION RIGHTS

     Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in
     Section 5(H). Also, for purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of the Common Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

          (B) The option price shall be payable in full in any one or more of the following ways:

                  (i) in cash; and/or

                  (ii) in shares of the Common Stock (which are owned by the optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 7) having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased.

          If the option price is paid in whole or in part in shares of Common Stock, any portion of the option price representing a fraction of a share shall be paid in cash. The date of exercise of a stock option shall be determined under procedures established by the Committee, and the option price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of a stock option until full payment of the option price has been made. When full payment of the option price has been made and subject to the restrictions set forth in Section 7, the optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 3.

          (C) Subject to Section 9 hereof, no stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply (i) if the optionee dies during such six-month period or (ii) if the optionee becomes disabled within the meaning of
     Section 422(c)(6) of the Code (a "Disabled Optionee"), or if his or her employment is voluntarily terminated with the consent of the Corporation or a Subsidiary during such six-month period. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No non-statutory stock option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 5(C) and Sections 5(F), 5(G) and 5(H), stock options may "vest" and be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee and set forth in individual stock option agreements.

          (D) Stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person or persons who are entitled to exercise the related stock option. Stock appreciation rights shall entitle the optionee to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares. The date of exercise of stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which stock appreciation rights have been granted in conjunction therewith is exercised, the stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of Common Stock shall be determined as provided in Section 5(H).

          (E) No stock option or stock appreciation rights shall be transferable by an optionee other than by will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death, and all stock options and stock appreciation rights shall be exercisable during the lifetime of an optionee only by the optionee.

          (F) Unless otherwise determined by the Committee and set forth in the stock option agreement referred to in Section 5(G) or an amendment thereto:

                  (i) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary or an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                  (ii) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                  (iii) If an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (whether or not exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                  (iv) If the employment of an optionee who is a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding stock option held by such optionee shall be exercisable in full (whether or not so exercisable on the date of termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period; and

                  (v) Following the death of an optionee during employment, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of the optionee) by such optionee's estate or by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of an optionee after termination of employment but during a period when a stock option is exercisable as provided in clauses (i),
        (ii), (iii) and (iv) above, any outstanding stock option held by the optionee at the time of death shall be exercisable by such optionee's estate or by such person or persons entitled to do so under the Will of the optionee or by such legal representative to the extent the stock option was exercisable by the optionee at the time of death at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                  (vi) If the employment of an optionee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary, voluntary termination while a Disabled Optionee with the consent of the Corporation or death, the rights of such optionee under any then outstanding stock option shall terminate at the time of such termination of employment. In addition, if an optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its Subsidiaries, the Committee may in its discretion immediately terminate all stock options held by the optionee.

     Whether termination of employment is a voluntary termination with the written consent of the Corporation or a Subsidiary, whether an optionee is a Disabled Optionee and whether an optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

          (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed by the Chief Executive Officer or the President (if other than the Chief Executive officer) on behalf of the Corporation and by the employee to whom such stock options and stock appreciation rights are granted.

          (H) Fair market value of the Common Stock,

                  (i) so long as the Common Stock is listed for trading on the NASDAQ Small-Cap Market or the NASDAQ National Market, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the "bid" and "ask" prices per share of the Common Stock as quoted in such reliable publication on the trading date immediately preceding the date as of which fair market value is to be determined, or

          (ii) in the event the Common Stock ceases to be listed for trading on either of such NASDAQ Markets and is traded on another exchange, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the highest and lowest price per share of the Common Stock as quoted in such reliable publication on the nearest date before the date as of which fair market value is to be determined or by such other reasonable method or formula as may be determined by the Committee in its discretion.

          (I) The obligation of the Corporation to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.

                                   SECTION 6

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

     In the case of any adjustment or substitution as provided for in this
Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 6 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without prior shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

                                   SECTION 7

                          RESTRICTIONS ON TRANSFER OF
                                 CERTAIN SHARES

     Shares of Common Stock acquired under exercise of an option by a person then subject to the provisions of Section 16 of the Exchange Act shall not be sold or otherwise transferred prior to the expiration of six months after the date of grant of the stock option. Shares of Common Stock acquired under exercise of an incentive stock option shall not be sold or otherwise transferred until after the expiration of any holding period required by Section 422 of the Code, as may be amended from time to time. The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent, (ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section.

                                   SECTION 8

                       LIMITED STOCK APPRECIATION RIGHTS

     Limited stock appreciation rights may in the discretion of the Committee, be granted in connection with all or part of (i) an incentive stock option granted under this Plan at the time of the grant of such stock option or (ii) a non-statutory option, at the time such option is granted or at any time thereafter during the term of the such option.

     Limited stock appreciation rights shall entitle the holder of an option in connection with which such limited stock appreciation rights are granted, upon exercise of the limited stock appreciation rights, to surrender the stock option, or any applicable portion thereof, and any related stock appreciation rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this
Section 8. Such option, and any related stock appreciation rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

     Limited stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

          (A) Limited stock appreciation rights shall be exercisable, subject to
     Section 8(B), during any one or more of the following periods:

                  (i) for a period of 60 days beginning on the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Common Stock purchased pursuant to such offer;

                  (ii) for a period of 60 days beginning on the date the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on January 30, 1997, any Affiliate or Associate of any such director (with such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on January 30, 1997), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 20% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

                  (iii) for a period of 60 days beginning on the date of filing under the Exchange Act of a Statement on Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;

                  (iv) for a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

                  (v) for a period of 60 days beginning on the date of approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not or will not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Corporation, immediately prior to the merger or consolidation, do not or will not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

          (B) Subject to Section 9 hereof, limited stock appreciation rights shall in no event be exercisable unless and until the holder of the limited stock appreciation rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the limited stock appreciation rights shall have been granted.

          (C) Upon exercise of limited stock appreciation rights, the holder thereof shall be entitled to receive an amount of cash in respect of each share of Common Stock subject to the related option equal to the excess of the fair market value of such share over the option price of such related option, and for this purpose fair market value shall mean the highest last sale price of the Common Stock as reported on the NASDAQ during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, except that (a) in the event of a tender offer or exchange offer for Common Stock, fair market value shall mean the greater of such last sale price or the highest price paid for Common Stock pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, fair market value shall mean the greater of such last sale price or the highest price per share paid for Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation and (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the limited stock appreciation rights. Any securities or property which are part or all of the consideration paid for Common Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (a) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation and (b) the valuation placed on such securities or property by the Committee.

          (D) To the extent that limited stock appreciation rights shall be exercised, the option in connection with which such limited stock appreciation rights shall have been granted shall be deemed to have been exercised and any related stock appreciation rights shall be canceled. To the extent that the option in connection with which limited stock appreciation rights shall have been granted or any related stock appreciation rights shall be exercised, the limited stock appreciation rights granted in connection with such option shall be canceled.

                                   SECTION 9

                      ACCELERATION OF THE EXERCISE DATE OF
              STOCK OPTIONS AND RELATED STOCK APPRECIATION RIGHTS

     Notwithstanding any other provision of this Plan, all stock options and stock appreciation rights shall become exercisable upon the occurrence of any of the events specified in Section 8(A) whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto, except that if stock appreciation rights have been granted along with limited stock appreciation rights to the same option holder with respect to the same option, in no event may the stock appreciation rights be exercised for cash during any of the 60-day periods provided for in Section 8.

                                   SECTION 10

                        EFFECT OF THE PLAN ON THE RIGHTS
                           OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without stock appreciation rights) under the Plan and nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan or in any stock option agreement shall confer any right to any employee to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 11

                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option or stock appreciation rights theretofore granted under the Plan; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, or (b) make any changes in the class of eligible employees. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option or stock appreciation rights theretofore granted under the Plan, adversely affect the rights of such holder with respect to such stock option or stock appreciation rights.

                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be June 6, 1997 (the "Effective Date"), the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock at a meeting of such holders duly called, convened and held within one year of the Effective Date. No stock option or stock appreciation rights granted under the Plan prior to such shareholder approval may be exercised until after such approval. No stock option or stock appreciation rights may be granted under the Plan subsequent to June 6, 2007.

                              PROXY -- SEEC, INC.

                 ANNUAL MEETING OF SHAREHOLDERS AUGUST 8, 1997

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints, RAJ REDDY and RAVINDRA KOKA, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of SEEC, Inc. (the "Company") standing in the name of the undersigned on June 27, 1997, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Shareholders of the Company to be held August 8, 1997 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing:


                                                                 --------------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                 --------------


                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                                   SEEC, INC.

                                 AUGUST 8, 1997

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

         PLEASE MARK YOUR
A [ X ]  VOTES AS IN THIS
         EXAMPLE



                    FOR     WITHHELD                                                                       FOR    AGAINST    ABSTAIN
 1. Election of    [   ]     [   ]         NOMINEES:                  2.  Approve the SEEC, Inc.          [   ]    [   ]      [   ]
    Directors                                Abraham Ostrovsky            1997 Stock Option Plan
                                             Stanley Young
                                                                      3.  To vote in their discretion     [   ]    [   ]      [   ]
 For, except vote withheld from the following nominee(s):                 upon such other matters as
                                                                          may properly come before the
 -----------------------------------------------------                    meeting or any adjournment
                                                                          thereof.

                                                                      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, THIS PROXY
                                                                      WILL BE VOTED FOR ITEMS 1, 2 AND 3 IF NO CHOICE IS SPECIFIED.

                                                                        The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that said proxies, or their
                                                                      substitutes, or any of them, may lawfully do by virtue
                                                                      hereof. Receipt is hereby acknowledged of the notice of
                                                                      annual meeting and proxy statement of the Company, dated
                                                                      June 27, 1997.

                                                                      PLEASE DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE
                                                                      ENCLOSED ENVELOPE.

SIGNATURE(S)__________________________________________  DATE______________, 1997
NOTE: Please sign exactly as your name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, etc. or as Officer of a Corporation, please give your full title as such. For joint accounts, each joint owner should sign.